Exhibit 99.2

AMERICAN RESTAURANT GROUP, INC.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.                                       Ralph S. Roberts is the Chief Executive Officer of American Restaurant Group, Inc. (the “Company”).

2.                                       William G. Taves is the Chief Financial Officer of the Company.

3.                                       Each of the undersigned hereby certifies, to the best of his knowledge, that:

(A)                              The Company’s Form 10-K accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)                                The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certifications are subject to the limitations and qualifications set forth in the accompanying Annual Report on Form 10-K and to the following qualifications: (i) our prior independent accountants ceased operations, our financial statements for the fiscal year ended December 25, 2000 are restated, and our new independent accountants were unable to reaudit the Company’s results for our fiscal year ended December 25, 2000 and prior periods, and (ii) as a result of these circumstances, not all of the last three years of financial statements have been audited in accordance with Regulation S-X; accordingly the financial statements are deficient and do not comply with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission promulgated thereunder.

Date: March 28, 2003

/s/ Ralph S. Roberts
Ralph S. Roberts
Chief Executive Officer

/s/ William G. Taves
William G. Taves
Chief Financial Officer